UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020

American Outdoor Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39366	84-4630928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z

Columbia, Missouri 65202

(Address of principal executive offices) (Zip Code)

(800) 338-9585

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On August 24, 2020, or the Distribution Date, at 12:01 a.m. Eastern Time, the previously announced separation, or the Separation, of our company from Smith & Wesson Brands, Inc., a Nevada corporation, or SWBI, was completed. The Separation was achieved through the transfer of all the assets and legal entities, subject to any related liabilities, associated with the outdoor products and accessories business of SWBI to our company or our subsidiaries, which we refer to as the Transfer, and the distribution of 100% of our outstanding capital stock to holders of SWBI common stock as of the close of business on August 10, 2020, or the Record Date, which we refer to as the Distribution. In connection with the Distribution, SWBI stockholders received one share of our common stock for every four shares of SWBI common stock held as of the close of business on the Record Date. Following the Distribution, we became an independent, publicly traded company, and SWBI retains no ownership interest in our company.

Separation Agreements with SWBI

In connection with the Separation, on August 21, 2020, we entered into certain agreements with SWBI to effect the Separation and provide a framework for our relationship with SWBI after the Separation, including each of the following:

Separation and Distribution Agreement;

Transition Services Agreement;

Tax Matters Agreement; and

Employee Matters Agreement.

A summary of each of the foregoing agreements can be found in the section entitled “The Separation—Agreements with SWBI” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on August 4, 2020, which summaries are incorporated by reference into this Item 1.01 as if restated in their entirety herein.

In addition, the descriptions of each of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, and Employee Matters Agreement contained in the information statement do not purport to be complete, and such descriptions are qualified in their entirety by reference to the complete terms of those agreements, which are attached as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Commercial Agreements with SWBI

In connection with the Separation, on August 24, 2020, we also entered into certain commercial agreements with SWBI, including each of the following:

Trademark License Agreement;

Sublease;

Supply Agreement, or the Laser Supply Agreement; and

Supply Agreement, or the Accessories Supply Agreement.

A summary of each of the foregoing agreements can be found in the section entitled “The Separation—Agreements with SWBI” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which summaries are incorporated by reference into this Item 1.01 as if restated in their entirety herein.

In addition, the descriptions of each of the Trademark License Agreement, Sublease, Laser Supply Agreement, and Accessories Supply Agreement contained in the information statement do not purport to be complete, and such descriptions are qualified in their entirety by reference to the complete terms of those agreements, which are attached as Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, and Exhibit 10.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Loan and Security Agreement

On August 24, 2020, we and certain of our direct and indirect Subsidiaries entered into a secured loan and security agreement, or the Loan and Security Agreement, with certain lenders and TD Bank, N.A., as a lender and as agent. AOB Products Company, a Missouri corporation, and Crimson Trace Corporation, an Oregon corporation, our Subsidiaries, are the borrowers under the Loan and Security Agreement. We and certain of our other direct and indirect Subsidiaries are guarantors of the borrowers’ obligations under the Loan and Security Agreement. Capitalized terms not otherwise defined in this Item 1.01, Loan and Security Agreement, will have the meanings set forth in the Loan and Security Agreement.

The Loan and Security Agreement provides for the following:

1. A revolving line of credit in the amount of $50.0 million at any one time, or the Revolving Line. Each Loan under the Revolving Line bears interest at either the Base Rate, plus the Applicable Margin or the Adjusted LIBOR Rate for the Interest Period in effect for such borrowing, plus the Applicable Margin; and

2. A swingline facility in the maximum amount of $10.0 million at any one time (subject to availability under the Revolving Line). Each Swingline Loan bears interest at the Base Rate, plus the Applicable Margin.

Subject to the satisfaction of certain terms and conditions described in the Loan and Security Agreement, we have an option to increase the Revolving Line by an aggregate amount not exceeding $15.0 million. The Revolving Line matures on August 24, 2025.

The Loan and Security Agreement contains customary limitations, including limitations on indebtedness, liens, fundamental changes to business or organizational structure, investments, loans, advances, guarantees, and acquisitions, asset sales, dividends, stock repurchases, stock redemptions, and the redemption or prepayment of other debt, and transactions with affiliates. We are also subject to financial covenants, including a minimum consolidated fixed charge coverage ratio.

The Loan and Security Agreement also contains customary events of default, including nonpayment of principal, interest, fees, or other amounts when due, violation of covenants, breaches of representations or warranties, cross defaults, change of control, insolvency, bankruptcy events, and material judgments. Some of these events of default allow for grace periods or are qualified by materiality concepts. Upon the occurrence of an event of default, the outstanding obligations under the Loan and Security Agreement may be accelerated and become due and payable immediately.

The description of the Loan and Security Agreement does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the Loan and Security Agreement, which is attached as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The description of the Separation set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Loan and Security Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

On August 21, 2020, we and SWBI entered into various transactions, including the transfer by SWBI to us of the assets, including the various legal entities that are subsidiaries of SWBI, subject to any related liabilities, associated with the outdoor products and accessories business of SWBI, in exchange for the issuance by us to SWBI of 13,975,103 shares of our common stock in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) of the Securities Act as not involving a public offering. Subsequently, SWBI distributed all of the 13,975,104 issued and outstanding shares of common stock to SWBI stockholders on a pro rata basis. See “Item 1.01. Entry into a Material Definitive Agreement” and “Item 2.01. Completion of the Acquisition or Disposition of Assets.”

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On August 24, 2020, the Audit Committee of our Board of Directors engaged Grant Thornton LLP as our new independent registered public accounting firm.

During the fiscal years ended April 30, 2020 and 2019 and the subsequent interim period through and including August 24, 2020, we did not consult with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Prior to the Separation, we were a wholly owned subsidiary of SWBI, for which Deloitte & Touche LLP serves as independent registered public accountant.

Item 5.01.	Changes in Control of Registrant.

Immediately prior to the Distribution, we were a wholly owned subsidiary of SWBI. Following the Distribution, we became an independent, publicly traded company, and SWBI retains no ownership interest in our company. The description of the Separation set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On August 23, 2020, the size of our Board of Directors was increased from one to five members. Each of Barry M. Monheit, Mary E. Gallagher, Gregory J. Gluchowski, Jr., and I. Marie Wadecki were appointed to the Board of Directors to fill the vacancies created by the increase in the size of the Board of Directors. Brian D. Murphy, our President and Chief Executive Officer, was appointed to the Board of Directors effective January 28, 2020, and will continue to serve as a director. On August 24, 2020, Barry M. Monheit was appointed to serve as non-executive Chairman of the Board.

Biographical information for each member of the Board of Directors can be found in the section entitled “Management—Board of Directors Following the Separation” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which section is incorporated by reference into this Item 5.02 as if restated in its entirety herein.

On August 24, 2020, the following directors were appointed to serve on the following committees:

Audit Committee: Mses. Gallagher and Wadecki and Mr. Gluchowski were appointed as members of the Audit Committee of our Board of Directors. Ms. Gallagher will chair the Audit Committee.

Compensation Committee: Messrs. Gluchowski and Monheit and Ms. Wadecki were appointed as members of the Compensation Committee of our Board of Directors. Mr. Gluchowski will chair the Compensation Committee.

Nominations and Corporate Governance Committee: Messrs. Gluchowski and Monheit and Ms. Wadecki were appointed as members of the Nominations and Corporate Governance Committee of our Board of Directors. Ms. Wadecki will chair the Nominations and Corporate Governance Committee.

Each of our non-employee directors will receive an annual retainer in the amount of $70,000. We will also pay additional sums to our Chairman of the Board, chairs of our board committees, and members of our board committees as follows:

Chairman of the Board	$37,500
Chair, Audit Committee	$25,000
Chair, Compensation Committee	$25,000
Chair, Nominations and Corporate Governance Committee	$25,000
Non-Chair Audit Committee Members	$8,000
Non-Chair Compensation Committee Members	$8,000
Non-Chair Nominations and Corporate Governance Committee Members	$8,000

In addition, each member of the Audit Committee will receive an additional $1,500 per Audit Committee meeting attended in excess of seven meetings per year; each member of the Compensation Committee will receive an additional $1,500 per Compensation Committee meeting attended in excess of six meetings per year; and each member of the Nominations and Corporate Governance Committee will receive an additional $1,500 per Nominations and Corporate Governance Committee meeting attended in excess of six meetings per year. We will also reimburse each director for travel and related expenses incurred in connection with attendance at Board of Director and committee meetings. Employees who also serve as directors will receive no additional compensation for their services as a director.

Each non-employee director will receive a stock-based grant to acquire shares of our common stock upon his or her appointment or election to our Board of Directors. Each non-employee director will also receive a stock-based grant at the meeting of our Board of Directors held immediately following our annual meeting of stockholders for that year.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Classification of the Board of Directors

Our Board of Directors is divided into three classes: Class I directors, Class II directors, and Class III directors. The directors designated as Class I directors will have terms expiring at the first annual meeting of stockholders following the completion of the Distribution, which we expect to hold in 2021. The directors designated as Class II directors will have terms expiring at the following year’s annual meeting of stockholders, which we expect to hold in 2022, and the directors designated as Class III directors will have terms expiring at the following year’s annual meeting of stockholders, which we expect to hold in 2023. Following the consummation of the Distribution, (i) Mr. Murphy and Ms. Gallagher became Class I directors, (ii) Mr. Gluchowski and Ms. Wadecki became Class II directors, and (iii) Mr. Monheit became a Class III director.

Executive Officers

Mr. Murphy was previously appointed as our President and Chief Executive Officer and H. Andrew Fulmer was previously appointed as our Executive Vice President, Chief Financial Officer, and Treasurer. Each will continue to serve in such capacity following the Separation.

Biographical information for each of the executive officers can be found in the section entitled “Management—Executive Officers Following the Separation” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which section is incorporated by reference into this Item 5.02 as if restated in its entirety herein.

Employment Agreement with Brian D. Murphy

On April 4, 2020, SWBI entered into an Employment Agreement with Mr. Murphy, as its Co-President and Co-Chief Executive Officer, effective as of January 15, 2020. In connection with the Separation, we assumed such Employment Agreement and Mr. Murphy resigned from all positions with SWBI and its subsidiaries and continues as the President and Chief Executive Officer of our company and continues to serve in such capacity pursuant to the terms of such employment agreement.

A summary of the Employment Agreement can be found in the section entitled “Executive Compensation—Employment Agreements and Severance Arrangements with Our Named Executive Officers—Employment Agreements” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which summary is incorporated by reference into this Item 5.02 as if restated in its entirety herein.

In addition, the description of the Employment Agreement contained in the information statement does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the Employment Agreement, which is attached as Exhibit 10.13 to this Current Report on Form 8-K and is incorporated by reference herein.

Executive Severance Pay Plan

On August 24. 2020, we adopted an Executive Severance Pay Plan. A summary of the Executive Severance Pay Plan can be found in the section entitled “Executive Compensation—Employment Agreements and Severance Arrangements with Our Named Executive Officers—Executive Severance Pay Plan” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which summary is incorporated by reference into this Item 5.02 as if restated in its entirety herein.

In addition, the description of the Executive Severance Pay Plan contained in the information statement does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the Executive Severance Pay Plan, which is attached as Exhibit 10.14 to this Current Report on Form 8-K and is incorporated by reference herein.

2020 Employee Stock Purchase Plan

On August 21, 2020, our 2020 Employee Stock Purchase Plan became effective following its approval and adoption by our Board of Directors and sole stockholder. A summary of the Employee Stock Purchase Plan can be found in the section entitled “Executive Compensation—Employee Stock Purchase Plan” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which summary is incorporated by reference into this Item 5.02 as if restated in its entirety herein.

In addition, the description of the Employee Stock Purchase Plan contained in the information statement does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the Employee Stock Purchase Plan, which is attached as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated by reference herein.

2020 Incentive Compensation Plan

On August 21, 2020, our 2020 Incentive Compensation Plan became effective following its approval and adoption by our Board of Directors and sole stockholder. A summary of the Incentive Compensation Plan can be found in the section entitled “Executive Compensation—Incentive Compensation Plan” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which summary is incorporated by reference into this Item 5.02 as if restated in its entirety herein.

In addition, the description of the Incentive Compensation Plan contained in the information statement does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the Incentive Compensation Plan, which is attached as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated by reference herein.

Indemnification Agreements

On August 24, 2020, each of our directors and executive officers entered into an Indemnification Agreement with us. These agreements require us to indemnify and advance litigation expenses incurred by such individuals by reason of (i) their status as directors and/or officers of our company, (ii) their service in any capacity with respect to an employee benefit plan of our company or one or more of our majority owned subsidiaries, or (iii) their service as directors, officers, managers, general partners, trustees, employees, or agents of another entity (including a majority owned subsidiary of our company) at our request while directors and/or officers of our company to the fullest extent permitted by applicable law.

The foregoing description of the Indemnification Agreements do not purport to be complete, and such description is qualified in its entirety by reference to the complete form of that agreement, which is attached as Exhibit 10.15 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2020, our certificate of incorporation was amended and restated in its entirety, or the Amended and Restated Certificate of Incorporation. On August 24, 2020, effective as of immediately prior to the Distribution, our bylaws were amended and restated in their entirety, or the Amended and Restated Bylaws. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which description is incorporated by reference into this Item 5.03 as if restated in its entirety herein. In addition, the description of the Amended and Restated

Certificate of Incorporation and the Amended and Restated Bylaws contained in the information statement does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events.

On August 25, 2020, we issued a press release announcing the completion of the Separation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits

2.1*	Separation and Distribution Agreement, dated as of August 21, 2020, by and between Smith & Wesson Brands, Inc. and the Registrant

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1	Transition Services Agreement, dated as of August 21, 2020, by and between Smith & Wesson Brands, Inc. and the Registrant

10.2	Tax Matters Agreement, dated as of August 21, 2020, by and between Smith & Wesson Brands, Inc. and the Registrant

10.3	Employee Matters Agreement, dated as of August 21, 2020, by and between Smith & Wesson Brands, Inc. and the Registrant

10.4*	Trademark License Agreement, dated as of August 24, 2020, by and between Smith & Wesson Inc. and AOB Products Company, a wholly owned subsidiary of the Registrant

10.5*	Sublease, dated as of August 24, 2020, by and between Smith & Wesson Sales Company and the Registrant

10.6*	Supply Agreement, dated as of August 24, 2020, by and between Crimson Trace Corporation, a wholly owned subsidiary of the Registrant, as Supplier, and Smith & Wesson Inc.

10.7*	Supply Agreement, dated as of August 24, 2020, by and between AOB Products Company, a wholly owned subsidiary of the Registrant, as Supplier, and Smith & Wesson Inc.

10.8+	2020 Incentive Compensation Plan

10.9+	Form of Non-Qualified Stock Option Award Grant Notice and Agreement to the 2020 Incentive Compensation Plan

10.10+	Form of Restricted Stock Unit Award Grant Notice and Agreement to the 2020 Incentive Compensation Plan

10.11+	Form of Performance Stock Unit Award Grant Notice and Agreement to the 2020 Incentive Compensation Plan

10.12+	2020 Employee Stock Purchase Plan

10.13+	Employment Agreement by and between the Registrant and Brian D. Murphy

10.14+	Executive Severance Pay Plan

10.15	Form of Indemnification Agreement entered into between the Registrant and each of its directors and executive officers

10.16*	Loan and Security Agreement, dated as of August 24, 2020, by and among AOB Products Company, Crimson Trace Corporation, American Outdoor Brands, Inc., Battenfeld Acquisition Company Inc., BTI Tools, LLC, Ultimate Survival Technologies, LLC, AOBC Asia Consulting, LLC, TD Bank, N.A., and the other banks, financial institutions, and other entities from time to time parties thereto

99.1	Press release from the Registrant, dated August 25, 2020, entitled “American Outdoor Brands, Inc. Completes Spin-off from Smith & Wesson”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Management contract or compensatory plan or arrangement.

*

Schedules and/or exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. We agree to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date: August 26, 2020	By:	H. Andrew Fulmer
H. Andrew Fulmer
Executive Vice President, Chief Financial Officer, and Treasurer